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                                                                 Exhibit 10.27

                             STOCKHOLDERS AGREEMENT


            THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made as of June __, 1994, by and among Steel Dynamics Holdings, Inc., an Indiana corporation (the "Company"), each of the Persons listed on Schedule I attached hereto (the "Bain Group"), General Electric Capital Corporation, a New York corporation ("GECC"), each of the Persons listed on Schedule II attached hereto (the "Whitney Group"), Heavy Metal, L.C., a Virginia limited liability company ("Heavy Metal"), each of the persons listed on Schedule IV attached hereto (the "Keylock Group"), Low Cost Limited Partnership, an Ohio limited partnership ("Low Cost"), each of the persons listed on Schedule IV attached hereto (the "Subdebt Group"), and each of the persons set forth on Schedule V attached hereto (the "Management Group"). The entities and individuals which compose the Bain Group, GECC, Heavy Metal, the Keylock Group, Low Cost and the Management Group are collectively referred to herein as the "Stockholders," and each as a "Stockholder." Unless otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.

            WHEREAS, the Company, as of the date hereof, is authorized by its Articles of Incorporation to issue capital stock consisting of 10,000,000 shares of its Class A Common Stock, par value $.01 per share (the "Class A Common"), and 500,000 shares of its Class B Common Stock, par value $.01 per share (the "Class B Common");

            WHEREAS, pursuant to a Stock Purchase Agreement dated the date hereof among the Bain Group, GECC, Heavy Metal, the Keylock Group, the Whitney Group, Low Cost, the Company and certain other parties (the "Purchase Agreement"), the Bain Group, GECC, Heavy Metal, the Keylock Group, Low Cost and the Whitney Group will purchase from the Company shares of Class A Common, and the execution and delivery of this Agreement is a condition to consummation of the transactions contemplated by the Purchase Agreement;

            WHEREAS, pursuant to a Subordinated Note and Warrant Purchase Agreement dated the date hereof (the "Subordinated Loan Agreement"), each Stockholder of the Subdebt Group will purchase from the Company from time to time warrants to purchase Class A Common (each such warrant, a "Class A Warrant"), and the execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated by the Subordinated Loan Agreement;

            WHEREAS, pursuant to a warrant purchase agreement, Mellon Bank, N.A., or an affiliate thereof, will purchase from the Company warrants to purchase Class B Common (each such warrant, a "Class B Warrant") (the Class A Warrants and the Class B Warrants, each a





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"Warrant" and collectively the "Warrants");

            WHEREAS, each Stockholder of the Management Group owns shares of Class A Common; and

            WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Stockholder Shares and the Warrants and to provide for certain rights and obligations with respect thereto as hereinafter provided;

            NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

            i.                Voting Agreement.

            (a) From and after the Closing (as defined in the Purchase Agreement) and until the provisions of this Section 1 cease to be effective, each holder of Stockholder Shares shall vote all of his Stockholder Shares and shall take all other necessary or desirable actions within his control (whether in his capacity as a shareholder or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and shareholder meetings), so that:

            (i) subject to Section 1(d) below, the authorized number of directors on the Board shall be established at nine directors;

           (ii)   the following persons shall be elected to the Board:

                  (A) one representative designated by the holders of a majority of the Bain Shares;

                  (B) one representative designated by the holders of a majority of the GECC Shares;

                  (C) one representative designated by the holders of a majority of the Heavy Metal Shares;

                  (D) one representative designated by the holders of a majority of the Keylock Shares;

                  (E) one representative, who shall be a Senior Manager, designated by the holders of a majority of the Busse Shares;

                  (F) one representative, who shall be a Senior Manager, designated by





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            the holders of a majority of the Millet Shares;

                  (G) one representative, who shall be a Senior Manager, designated by the holders of a majority of the Teets Shares;

                  (H) one representative, who shall be a Senior Manager, designated by the holders of a majority of the Busse Shares, Millett Shares and Teets Shares (the representatives designated pursuant to clauses (E) through (H) hereof, collectively the "Management Directors"); and

                  (I) one representative designated by the holders of a majority of the Whitney Shares;

         (iii) the removal from the Board (with or without cause) of (a) any representative designated hereunder by the holders of a majority of the Bain Shares, the GECC Shares, the Heavy Metal Shares, the Keylock Shares, the Busse Shares, the Millett Shares, the Teets Shares or the Whitney Shares shall be at the written request of such holders, but only upon such written request and under no other circumstances (determined on the basis of a vote of the holders of a majority of such shares held by such holders); provided, that if any director elected pursuant to clause (ii)
      (E) through (H) above ceases to be a Senior Manager of the Company, such director shall be removed as a director;

          (iv) in the event that any representative designated hereunder by the holders of a majority of the Bain Shares, the GECC Shares, the Heavy Metal Shares, the Keylock Shares, the Busse Shares, the Millett Shares, the Teets Shares or the Whitney Shares for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by such holders, respectively, as provided hereunder;

            (v) the Company complies with all covenants, agreements and obligations of the Company set forth herein;

          (vi) the Company elects to, and removes from, the board of directors of the Sales Subsidiary those individuals elected to, and removed from, the board of directors of the Company; and

          (vii) the Company causes the Sales Subsidiary to elect to, and remove from, the board of directors of the Operating Company those individuals elected to, and removed from, the board of directors of the Sales Subsidiary.

            (b) The Company shall pay, and cause the Sales Subsidiary and the Operating Company to pay, the reasonable out-of-pocket expenses incurred by each director of the Company, the Sales Subsidiary and the Operating Company in connection with attending the





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meetings of the respective boards of directors and any committees thereof.

            (c) The provisions of this Section 1 shall terminate automatically and be of no further force and effect upon the earlier of (i) the tenth anniversary of the date hereof unless extended by the parties hereto in accordance with Section 23-1-31-2 of the Indiana Business Corporation Law (or any similar provision then in force) and (ii) the realization of a Public Float.

            (d) If any group of holders of Stockholder Shares fails to designate a representative to fill a directorship or committee membership pursuant to the terms of this Section 1 within 30 days after such vacancy occurs, the election of a person to such directorship shall be accomplished in accordance with the Company's By-Laws and applicable law; provided, that in the event that such group of holders then designates a representative to fill such membership, such designee will replace the person elected.

            (e) The Management Directors shall have sole discretion (A) to cause the Company to exercise or refrain from exercising the Company's rights under Section 2 of the Purchase Agreement and to determine the timing thereof and (B) to cause the Company to consent to, or refrain from consenting to, any modification, amendment or waiver of any provision of the Purchase Agreement or the Escrow Agreement (as defined in the Purchase Agreement).

            ii. Restrictions on Transfer of Stockholder Shares and Warrants.

            (a) Transfer of Stockholder Shares and Warrants. No holder of Stockholder Shares or Warrants shall sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Stockholder Shares or Warrants except pursuant to an Exempt Transfer or in accordance with the provisions of this Section 2.

            (b) Notice of Proposed Transfer. At least 20 days prior to making any Transfer of any Stockholder Shares or Warrants (other than an Exempt Transfer), the transferring holder of Stockholder Shares which are not Warrant Shares (the "Transferring Stockholder"), or the transferring holder of Warrants or Warrant Shares (the "Transferring Warrant Holder"), as the case may be, shall deliver a written notice (the "Offer Notice") to all other holders of Stockholder Shares or Warrants. The Offer Notice shall disclose in reasonable detail the proposed number of Stockholder Shares which are not Warrant Shares (the "Offered Stockholder Shares"), Warrants (the "Offered Warrants") or Warrant Shares (the "Offered Warrant Shares") to be transferred, the price at which such securities are proposed to be sold (the "Offer Price") and other proposed terms and conditions of the Transfer. Notwithstanding the previous sentence, a holder of Class B Warrants or Class B Warrant Shares which proposes to transfer such Class B Warrants or Class B Warrant Shares shall be deemed to be a "Transferring Stockholder" (and not a "Transferring Warrantholder"), and such Class B Warrants or Class B Warrant Shares shall be deemed to be Offered Stockholder Shares (and not Offered Warrants or Offered Warrant Shares), for purposes of Sections 2(b), 2(c) and 2(d) hereof.





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            (c)   Stockholder Shares First Offer Right.

         (i) Any one or more of the holders of Stockholder Shares or Warrants (other than the Transferring Stockholder) may individually or collectively elect to purchase all (but not less than all) of the Offered Stockholder Shares for the Offer Price and on the other terms and conditions set forth in the Offer Notice by delivering written notice (the "Stockholder Acceptance Notice") of such election to the Transferring Stockholder within 20 days after the delivery of the Offer Notice. In the event more than one holder of Stockholder Shares or Warrants elects to participate in the purchase set forth in the Stockholder Acceptance Notice, each participating holder shall be entitled to purchase his Pro Rata Share of the Offered Stockholder Shares, or such other portion as all of such participating holders agree. Each holder's "Pro Rata Share" shall be that number of Offered Stockholder Shares equal to the total number of Offered Stockholder Shares multiplied by a fraction, the numerator of which is the number of shares of Stockholder Shares (treating for this purpose the holders of Warrants as holding the maximum number of Warrant Shares then issuable upon the exercise of such Warrants) then held by the participating holder, and the denominator of which is the total number of Stockholder Shares (including the Warrant Shares deemed to be held by holders of Warrants) held by all participating holders;

            (ii) If Stockholder Acceptance Notices with respect to all Offered Stockholder Shares are not given within the time period set forth in
      Section 2(c)(i), the Transferring Stockholder may, within 90 days after the end of the 20-day period following delivery of the Offer Notice, Transfer all (but not less than all) of the Offered Stockholder Shares to one or more third parties at a price no less than the Offer Price and on other terms no more favorable to the transferees than the terms contained in the Offer Notice;

          (iii) All holders of Stockholder Shares and Warrants to which an Offer Notice is given shall maintain in confidence and shall not disclose or permit to be disclosed to any third party (other than such holder's legal counsel, accountants or other agents) the Offer Price and the other terms and conditions contained in the Offer Notice and, if any holder of Stockholder Shares or Warrants fails to comply with the foregoing sentence, then such holder shall not be entitled to exercise such rights with respect to the transaction contemplated by the Offer Notice and in the next succeeding Offer Notice which may be given by a holder of Stockholder Shares or Warrants hereunder;

            (iv)  All Transfers of Offered Stockholder Shares pursuant to
      Section 2(c)(i) shall be consummated as soon as practicable after the delivery of the applicable Stockholder Acceptance Notice, but in any event within 90 days after delivery of the Offer Notice; and

            (v) The Transferring Stockholder's ability to effect any Transfer pursuant to this Section 2(c) to the other holders of Stockholder Shares or Warrants or any third party





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      shall in all cases be subject to the participation rights of other
      Stockholders and Warrant Holders pursuant to Section 2(e) below.

            (d)   Warrant and Warrant Shares First Offer Right.

            (i) Any one or more of the holders of Stockholder Shares or Warrants may, individually or collectively, elect to purchase all (but not less than all) of the Offered Warrants or Offered Warrant Shares for the Offer Price and on the other terms and conditions set forth in the Offer Notice by delivering written notice (the "Warrant Acceptance Notice") of such election to the Transferring Warrant Holder as soon as practicable but in any event within 20 days after the delivery of the Offer Notice; provided, however, that holders of Heavy Metal/Keylock Shares shall have the right (subject to the following sentence) to purchase Offered Shares and Offered Warrant Shares prior to the right of any other holder of Stockholder Shares or Warrants to purchase Offered Shares or Warrant Shares. In the event more than one holder of Heavy Metal/Keylock Shares elects to participate in the purchase set forth in the Warrant Acceptance Notice, each participating holder shall be entitled to purchase his Pro Rata Share of the Offered Warrants or the Offered Warrant Shares, or such other portion as all of such participating holders agree. In the event and to the extent that (A) holders of Heavy Metal/Keylock Shares give Warrant Acceptance Notices with respect to less than all of the Offered Warrants or Offered Warrant Shares and (B) more than one other holder of Warrants or Stockholder Shares ("Remaining Holders") gives Warrant Acceptance Notices with respect to all Warrants or Warrant Shares for which Warrant Acceptance Notices were not given by holders of Heavy Metal/Keylock Shares (the "Remaining Securities"), each participating Remaining Holder shall be entitled to purchase his Pro Rata Share of the Remaining Securities, or such other portion as all of such participating Remaining Holders agree. For the purposes of this Section 1(d), the "Pro Rata Share" of each holder of Heavy Metal/Keylock Shares or Remaining Holders shall be (i) with respect to Offered Warrants, that portion of the Offered Warrants attributable to that number of Warrant Shares obtainable upon exercise of such Offered Warrants multiplied by a fraction, the numerator of which is the number of Stockholder Shares (treating for this purpose the holders of Warrants as holding the maximum number of Warrant Shares issuable upon the exercise of such Warrants) then held by the participating holders of Heavy Metal/Keylock Shares or Remaining Holders, as the case may be, and the denominator of which is the total number of Stockholder Shares (including the Warrant Shares deemed to be held by holders of Warrants) held by all participating holders of Heavy Metal/Keylock Shares or Remaining Holders, as the case may be, and (ii) with respect to Offered Warrant Shares, that number of Offered Warrant Shares equal to the total number of Offered Warrant Shares multiplied by a fraction, the numerator of which is the number of Stockholder Shares (treating for this purpose the holders of Warrants as holding the maximum number of Warrant Shares issuable upon the exercise of such Warrants) then held by the participating holders of Heavy Metal/Keylock Shares or Remaining Holders, as the case may be, and the denominator of which is the total number





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      of Stockholder Shares (including Warrant Shares deemed to be held by holders of Warrants) held by all participating holders of Heavy Metal/Keylock Shares or Remaining Holders, as the case may be;

          (ii) If Warrant Acceptance Notices with respect to all Offered Warrants or Offered Warrant Shares are not given within the time period set forth in this Section 2(d), the Transferring Warrant Holder may, within 90 days after the end of the 20-day period following delivery of the Offer Notice, Transfer all (but not less than all) of the Offered Warrants or Offered Warrant Shares to one or more third parties at a price no less than the Offer Price and on other terms and conditions no more favorable to the transferees than the terms and conditions contained in the Offer Notice;

            (iii) All holders of Heavy Metal/Keylock Shares, other Stockholder Shares or Warrants to which an Offer Notice is given shall maintain in confidence and shall not disclose or permit to be disclosed to any third party (other than such holders' legal counsel, accountants or other agents) the Offer Price and other terms and conditions contained in the Offer Notice and, if any holder of Heavy Metal/Keylock Shares, Stockholder Shares or Warrants fails to comply with the foregoing sentence, then such holder shall not be entitled to exercise such rights with respect to the transaction contemplated by the Offer Notice and in the next succeeding Offer Notice which may be given by a holder of Stockholder Shares or Warrants hereunder;

            (iv) All Transfers of Offered Warrants and Offered Warrant Shares shall be consummated as soon as practicable after the delivery of the applicable Warrant Acceptance Notice, but in any event within 90 days after delivery of the Offer Notice; and

             (v) The Transferring Warrant Holder's ability to effect any Transfer pursuant to this Section 2(d) shall in all cases be subject to the participation rights of other Stockholders and Warrant Holders pursuant to Section 2(e) below.

            (e) Participation Rights. Each holder of Stockholder Shares and Warrants (collectively, "Qualifying Shares") (other than the Transferring Stockholder or Transferring Warrant Holder and any holders who have elected to purchase Offered Stockholder Shares, Offered Warrants or Offered Warrant Shares pursuant to Sections 2(c) or 2(d)) may elect to participate as a selling holder in the contemplated Transfer by delivering written notice to the Transferring Stockholder or Transferring Warrant Holder within 20 days after delivery of the Offer Notice. If any holders of Qualifying Shares have elected to participate in such Transfer, the Transferring Stockholder or Transferring Warrant Holder and such other holders shall be required to include in the contemplated Transfer, at the same price and on the same terms, a number or portion of such Stockholder Shares or Warrants (the "Included Shares") equal to the product of
(i) the quotient determined by dividing the percentage of the total number of outstanding Qualifying Shares (treating, for this purpose, the holders of Warrants which are





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Qualifying Shares as holding the maximum number of Warrant Shares obtainable upon exercise of such Warrants) owned by such person by the aggregate percentage of the total number of outstanding Qualifying Shares owned by the Transferring Stockholder or Transferring Warrant Holder and all holders electing to participate in such transfer and (ii) the aggregate number of Offered Stockholder Shares and Offered Warrant Shares (treating as Offered Warrant Shares the Warrant Shares obtainable upon the exercise of all Offered Warrants); provided, however, that (A) if Warrants are proposed to be transferred by the Transferring Warrant Holder, then Qualifying Shares which are not Warrants shall be sold in the contemplated Transfer for a per share price equal to the price at which the Warrants are proposed to be sold, plus the per share amount payable to the Company upon the exercise of such Warrants, and (B) if Stockholder Shares are being Transferred by the Transferring Stockholder, then Qualifying Shares which are Warrants shall be sold in the contemplated Transfer for a per share price equal to the price at which the Stockholder Shares are proposed to be sold, less the amount per share payable to the Company upon the exercise of such Warrants.

      For example, if the contemplated Transfer involves 100 Offered Stockholder Shares and if the Transferring Stockholder at such time owns 30% of all Qualifying Shares and if one other holder elects to participate and owns 20% of all such Qualifying Shares, the Transferring Stockholder would be entitled to sell 60 shares ((30% divided by 50%) x 100 shares) and the other holder would be entitled to sell 40 shares ((20% divided by 50%) x 100 shares).

Each holder of Qualifying Shares participating as a selling Stockholder or Warrant Holder in any proposed transfer pursuant to this Section 2(e) (including, without limitation, the Transferring Stockholder or Transferring Warrant Holder) shall use his or its reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the other holders in any contemplated Transfer. No such Transferring Stockholder or Transferring Warrant Holder shall transfer any of his or its Qualifying Shares to the prospective transferee(s) unless the prospective transferee signs a counterpart of this Agreement, in form and substance reasonably satisfactory to the Company, and agrees to be bound thereby and (A) the prospective transferee(s) agrees to allow the participation of the other holders or (B) the Transferring Stockholder or Transferring Warrant Holder agrees to purchase the number of Qualifying Shares from the other holders which such other holders would have been entitled to sell pursuant to this Section 2(e). In the event of a Transfer in which Qualifying Shares are included, all Stockholders (including the Transferring Stockholder or Transferring Warrant Holder) participating in such Transfer shall share the out-of- pocket expenses of the Transferring Shareholder or Transferring Warrant Holder (including, without limitation, legal, accounting, consulting and brokerage expenses), pro rata based on the number of Qualifying shares, Warrants and Stockholder Shares included in the Transfer.

            (f)   Permitted Transfers.  The restrictions contained in this
Section 2 shall not apply to (i) any Transfer of Stockholder Shares or Warrants by any holder thereof to one or more of its Affiliates, (ii) a Public Sale,
(iii) a Sale of the Company, (iv) a Transfer of Stockholder Shares or Warrants between or among members of the Bain Group, (v) a Transfer of Stockholder





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Shares or Warrants between or among members of the Keylock Group, (vi) a
Transfer of Stockholder Shares or Warrants between or among members of the Whitney Group (including for this purpose the Whitney Subordinated Debt Fund, L.P.), (vii) a Transfer of Stockholder Shares or Warrants between or among members of the Management Group, (viii) a Transfer of Stockholder Shares or Warrants by any holder thereof by will or pursuant to the laws of descent and distribution to, between or among such Stockholder's Family Group, (ix) a Transfer pursuant to Sections 1 or 2 of the Purchase Agreement, (x) a Transfer by a Stockholder to a member of such Stockholder's Family Group, (xi) any transfer of Stockholder Shares or Warrants pursuant to any employment agreement executed by the Company or its Subsidiaries, (xii) a Transfer of Warrants between or among Warrant Holders, or (xiii) a Transfer of Warrants or Stockholder Shares in conjunction with a sale of the Company's subordinated indebtedness or senior indebtedness. Any Transfer permitted by this Section 2(f) is referred to herein as an "Exempt Transfer."

            (g) Termination of Restrictions. The restrictions set forth in Sections 2(a) through 2(f) shall continue with respect to each Stockholder Share and Warrant until the earlier of (i) the date on which such Stockholder Share or Warrant has been transferred in a Public Sale, (ii) the consummation of a Sale of the Company and (iii) the realization of a Public Float.

            (h) Confidential Information. Prior to the provision of confidential non-public information regarding the Company and/or its Subsidiaries to a proposed transferee of any Stockholder Share or Warrant by any holder thereof, such holder shall cause such proposed transferee to agree in writing to be bound by an appropriate confidentiality and nondisclosure agreement pursuant to which such proposed transferee will agree not to disclose or allow the disclosure of any nonpublic information obtained by such proposed transferee; provided, that each such proposed transferee may disclose such information if required by law or court order.

            (i) Additional Transfer Restrictions. Notwithstanding any provision in this Agreement to the contrary, no holder of Stockholder Shares or any Warrant shall Transfer any such Stockholder Shares or Warrant (i) to any third party, if such third party (or any member of such third party's Family Group or any Affiliate of such third party) is engaged, directly or indirectly, whether as an owner of 10% or more of its voting stock or an employee, in the production of raw steel, (ii) unless the transferor provides, if required by the Company, an opinion of counsel satisfactory to the Company that such Transfer is made in compliance with all applicable Federal and state securities laws and regulations, and (iii) unless the transferee and the Company (on behalf of itself and the other parties hereunto) execute and deliver a written instrument, in form and substance satisfactory to the Company, acknowledging the receipt of a copy of the provisions and restrictions contained in this Agreement and agreeing to comply herewith and be bound hereby. Notwithstanding any provision in this Agreement to the contrary, no holder of Stockholder Shares or Warrants shall transfer any such Stockholder Shares or Warrants while the Escrow Agreement (as defined in the Purchase Agreement) remains in effect, unless the transferee and the Company (on behalf of itself and the other parties hereto) execute and deliver a written instrument, in form and substance satisfactory to the Company,





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
acknowledging receipt of a copy of the provisions and restrictions of Section 2 of the Purchase Agreement and the agreement of the transferee to comply therewith and be bound thereby and by the provisions thereof to the extent the securities to be Transferred to such transferee are subject thereto.

            iii.              Sale of the Company.

            (a) In the event the Board approves a Sale of the Company and such Sale of the Company is not prohibited under Section 5(d) below (an "Approved Sale"), each holder of the Stockholder Shares will consent to and raise no objections to the Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, each holder of Stockholder Shares shall waive all dissenter rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock (whether by merger, consolidation, reorganization or otherwise), each of the holders of Stockholder Shares and the holders of the Warrants will agree to sell all of their Stockholder Shares and Warrants and rights to acquire Stockholder Shares on the reasonable terms and conditions approved by the Board. Each of the holders of the Stockholder Shares and Warrants will use their reasonable efforts to cooperate in the Approved Sale and will take all necessary or desirable actions in connection with the consummation of the Approved Sale as are reasonably requested by the Board. If the Approved Sale is structured as a sale of assets, each of the holders of Stockholder Shares will take all actions necessary to cause a liquidation of the Company following the consummation of such Approved Sale. Notwithstanding the foregoing provisions of this Section 3(a), any holder of Busse Shares, Teets Shares or Millett Shares may elect that this Section 3(a) shall not apply to such holder with respect to an Approved Sale, except to the extent that the failure of such holder to consent to and raise no objections to such Approved Sale would have a material adverse economic impact on the other holders of Stockholder Shares.

            (b) The obligations of the holders of the Stockholder Shares with respect to an Approved Sale are also subject to the satisfaction of the following conditions: (i) the consideration received in an Approved Sale shall be distributed among the holders of Stockholder Shares in the manner which such proceeds would be distributed in a complete liquidation of the Company pursuant to the rights and preferences set forth in the Articles of Incorporation as in effect immediately prior to such Approved Sale; and (ii) all holders of then currently exercisable rights to acquire, directly or indirectly, Stockholder Shares will be given an opportunity either to (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of Stockholder Shares or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per Stockholder Share receivable by the holders of Stockholder Shares in connection with the Approved Sale, less the exercise price or conversion price per Stockholder Share of such right to acquire, directly or indirectly, Stockholder Shares by
(2) the number of shares of such class of Stockholder Shares represented by such rights.





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            (c)   If the Company or the Stockholders enter into any negotiation or transaction for which Rule 506 promulgated under the Securities Act (or any similar rule then in effect) may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Stockholder Shares will, at the request of the Board, appoint a purchaser representative (as such term is defined in Rule 501 promulgated under the Securities Act) reasonably acceptable to the Board. If any holder of Stockholder Shares appoints the purchaser representative designated by the Board, the Company will pay the fees of such purchaser representative, but if any holder of Stockholder Shares or Stockholder Shares declines to appoint the purchaser representative designated by the Board, such holder will appoint another purchaser representative (reasonably acceptable to the Board) and such holder will be responsible for the fees of the purchaser representative so appointed.

            (d) The Company or the acquiring party will pay the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares; provided, that if it is not possible for the Company or the acquiring party to pay such costs, each holder of Stockholder Shares will bear its pro rata share (based upon the aggregate proceeds received by such holder) of such costs to the extent not otherwise paid by the Company or the acquiring party. Costs incurred by any holder of Stockholder Shares on its own behalf will not be considered costs of the transaction hereunder.

            (e) The provisions of this Section 4 shall terminate upon the earlier to occur of (i) the consummation of a Sale of the Company and (ii) the realization of a Public Float.

            iv.               Limited Preemptive Rights.

            (a) Except for the issuance of the Class A Common or Class B Common (i) to the Company's or its Subsidiaries' employees (or pursuant to options or rights granted to persons who were employees at the Company or its Subsidiaries as of the date of grant) pursuant to an employee stock purchase or option plan adopted by the Board, (ii) pursuant to a Public Offering, (iii) in connection with an acquisition by the Company or its Subsidiaries, (iv) upon the exercise of any Warrant, (v) pursuant to Section 2 of the Purchase Agreement, or (vi) pursuant to a stock split, if the Company or any of its Subsidiaries authorizes the issuance or sale of any of its equity securities (other than as a dividend on the outstanding Common Stock) to any Person, the Company shall first offer to sell to each holder of Stockholder Shares or Warrants (an "Eligible Holder") a portion of such stock or securities equal to the quotient determined by dividing (A) the number of Stockholder Shares held by such holder by (B) the total number of outstanding Stockholder Shares (treating for purposes of this sentence the holder of Warrants as holding the maximum number of Warrant Shares into which such Warrants are exercisable). Each Eligible Holder shall be entitled to purchase such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to such other Persons. If such stock or securities are being offered in a manner such that each offeree purchasing such stock or securities is required to purchase a "strip" of more than one type of stock and/or securities, each Eligible Holder exercising his or its limited preemptive rights under this Section

4 shall likewise be required to purchase each of the shares of stock and/or securities included in the strip if any are purchased. The purchase price for all stock and securities offered to the purchasers shall be payable in cash.

            (b) In order to exercise its purchase rights hereunder, an Eligible Holder shall within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to Eligible Holders is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this Section, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

            (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the Eligible Holders have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the Eligible Holders pursuant to the terms of this Section.

            (d) The provisions of this Section 4 will terminate upon the sale of common stock of the Company to the public pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act.

            v.                Covenants.

            (a) Financial Statements and Other Information. The Company shall deliver to each Qualified Holder:

            (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year (except for the balance sheet, which shall set forth in comparative form the corresponding balance sheet as of the prior fiscal year end), and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

            (ii) as soon as available but in any event within 30 days after the end of each quarterly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year (except for the balance sheet, which shall set forth in comparative form the corresponding balance sheet as of the prior fiscal year end), and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

          (iii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (A) with respect to the consolidated portions of such statements, an opinion of an independent accounting firm of national recognized standing and (B) a copy of such firm's annual management letter to the Board;

         (iv) promptly upon receipt thereof, any additional reports, management letters or other information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder); and

          (v) at least 30 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other budgets prepared by the Company and any revisions of such annual or other budgets.

            Except as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Stockholder entitled to receive information regarding the Company and its Subsidiaries under this Section 5(a) shall maintain the confidentiality of and shall not disclose or allow the disclosure of all nonpublic information obtained by it hereunder; provided that each such Stockholder may disclose such information if required by law or court order or in connection with the actual or proposed sale or transfer of any equity securities of the Company if such Stockholder's transferee agrees in writing to be bound by the provisions hereof.

            (b) Inspection of Property. The Company shall permit any representative designated by any Qualified Holder, upon reasonable notice and during normal business hours, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such entities with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided, that clause (ii) shall be deemed to permit an audit of the books and records of the Company and its Subsidiaries only by a representative designated a Qualified Holder that is a party to this Agreement on the date hereof. The presentation of an executed copy of this Agreement by any Qualified Holder to the Company's independent accountants shall constitute the Company's permission to its independent accountants to participate in such discussions.

            (c) Board Information. The Company shall deliver to each member of the Board, (i) as soon as available but in any event within 30 days after each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries, and (ii) any other information reasonably requested by such member. In addition, each member of the Board shall have the right to meetings with the Company's management to discuss performance and other related matters.

            (d) Restrictions. Except with the prior written consent of the holders of 70% of the outstanding Stockholder Shares (other than Warrant Shares) (excluding (i) any of the Bain/GECC Shares, the Heavy Metal/Keylock Shares or the Management Shares where the original holders of such group of Stockholder Shares or its Affiliates or Family Group cease to own at least two-thirds of such Stockholder Shares originally purchased by such group, and
(ii) any Stockholder Shares held by any Defaulting Purchaser (as defined in Section 2B of the Purchase Agreement)), the Company shall not, nor permit any Subsidiary to (except as otherwise provided below):

            (i) with respect to the Company only, directly or indirectly declare or pay any dividends or make any distributions upon any of its equity securities, except for dividends payable in shares of its Common Stock issued upon the outstanding shares of its Common Stock;

          (ii) directly or indirectly redeem, purchase or otherwise acquire any of the Company's or any Subsidiary's equity securities (including, without limitation, warrants, options and other rights to acquire equity securities), except for (A) repurchases of Class A Common from employees of the Company and its Subsidiaries upon termination of employment pursuant to arrangements approved by the Board, including, without limitation, pursuant to any stock option plan adopted by the Company, or
      (B) redemptions or cancellations of shares pursuant to Sections 1 or 2 of the Purchase Agreement;

         (iii) authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of (A) any notes or debt securities, or (B) any equity securities (or any securities convertible into or exchangeable for any equity securities), the CFO as contemplated by Section 5(h) hereof except (w) pursuant to the Bank Agreement (as defined in the Stock Purchase Agreement), (x) pursuant to the Subordinated Loan Agreement (as defined in the Purchase Agreement), (y) the shares of Class A Common, or options therefor or a combination thereof, to the CFO as contemplated by Section 5(h), or (z) any stock option plan adopted by the Company (including the Stock Option
      Plan), except, with respect to clause (z), to the extent that the equity securities issuable upon the exercise of options thereunder exceeds 21,800 shares (adjusted equitably for stock dividends, stock splits and similar events);

          (iv) except pursuant to the Bank Agreement or the Subordinated Loan Agreement, make any loans or advances to, or guarantees for the benefit of, any Person, except for (A) reasonable advances to employees in the ordinary course of business, and (B) guarantees in the ordinary course of business;

            (v) make Investments in excess of $5 million, except for (A) investments made in connection with the construction of the Project and
      (B) Investments having a stated maturity no greater than one year from the date the Company makes such Investment in (i) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (2) certificates of deposit of commercial banks having combined capital and surplus of at least $50 million or (3) commercial paper with a rating of at least "Prime-1" by Moody's Investor Service, Inc.;

          (vi) merge or consolidate with any Person (other than a wholly-owned Subsidiary);

         (vii) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, more than $5 million of assets of the Company and its Subsidiaries (computed on the basis of book value, determined in accordance with generally accepted accounting principles consistently applied, or fair market value, determined by the Board in its reasonable good faith judgment) in any transactions or series of related transactions (other than sales in the ordinary course of business);

        (viii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

          (ix) acquire any interest in any business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into a joint venture, involving an aggregate consideration (including the assumption of liabilities whether direct or indirect) exceeding $2 million in any one transaction or exceeding $5 million in any twelve-month period;

            (x)   enter into the ownership, active management or operation of,
      (A) any business which is unrelated to the operation of a thin slab cast mini-mill (the "Business"), or (B) any business directly related to the Business whose cost to the Company or its Subsidiaries exceeds $5 million;

          (xi) make any amendment to the Articles of Incorporation or the Company's By-Laws;

         (xii) enter into any transaction with any of its or any Subsidiary's officers, directors, employees or Affiliates or any individual related by blood or marriage to any such Person or any entity in which such Person or individual owns a beneficial interest, or amend any such existing arrangement, except for (A) normal employment arrangements and benefit programs on reasonable terms and any such arrangements in effect as of the date of Closing and previously disclosed to the Stockholders, (B) the sales agreement between the Company and the Operating Company, and (C) pursuant to any stock option plan adopted by the Company, including, without limitation, the Stock Option Plan;

        (xiii) make any capital expenditures (including, without limitation, payments with respect to capitalized leases, as determined in accordance with generally accepted accounting principles consistently applied) exceeding $5 million on a consolidated basis for any twelve-month period, except in connection with the construction of the Project;

         (xiv) hire, terminate, or enter into or amend any compensation arrangement with, any of the Company's senior management, except for any such arrangements in effect as of the date of Closing and previously disclosed to the Stockholders;

          (xv) amend in any material respect or restructure any of the Company's or the Operating Company's existing financing arrangements; provided, that the following shall be deemed to be material: (A) any amendment to any event of default, negative covenant or the components of any borrowing base, or definition relating to any of the foregoing, (B) an increase in the availability of principal or the maximum rate of interest pursuant thereto or (C) a shortening of the maturity of the indebtedness thereunder;

         (xvi)    file a voluntary petition for bankruptcy;

        (xvii) select any underwriter for any public sale of Securities of the Company;

       (xviii)    adopt any stock option plan, other than the Stock Option
      Plan;

         (xix) amend in any material respect the Omnisource Agreement or the Heidtman Agreement (each as defined in the Purchase Agreement); or

          (xx)    permit a Sale of the Company.

            (e) Confidentiality. All Qualified Holders to which information is provided pursuant to this Section 5 shall maintain in confidence and not disclose or permit to be disclosed to any third party any such information (other than to such Qualified Holder's legal counsel, accounts or other agents), except to the extent (i) such disclosure is required by law or court order, (ii) the information to be disclosed has previously been publicly disclosed, other than as a result of the breach of this Agreement, (iii) requested or demanded of a regulatory authority or agency having jurisdiction over such Qualified Holder, (iv) such disclosure is reasonably required to enforce the rights of such Qualified Holder hereunder, or (v) is made in compliance with Section 2(h) hereof.

            (f) Termination. The provisions of paragraphs (a) through (e) of this Section 5 will terminate upon the realization of a Public Float.

            (g) Stock Option Plan. The Company shall adopt as soon as practicable an employee stock option plan which shall reserve for issuance to the Senior Managers and other employees of the Company, the Operating Company and the Sales Subsidiary of options to purchase not less than 21,800 shares (adjusted equitably for stock dividends, stock splits and similar events) (the "Stock Option Plan"). A committee consisting of the Company's President, its chief financial officer and one of the directors appointed pursuant to clauses
(A) through (D) of Section 1(a)(ii) hereof shall make recommendations to the entire board of directors, which entire board shall determine the optionees and the terms of the options to be granted under the Stock Option Plan.

            (h) Senior Manager. The parties acknowledge that, when a chief financial officer of the Company is hired, the Company plans to issue to such individual (the "CFO") up to 10,000 shares of Class A Common, or options to purchase the same (which, if options, shall be in addition to the options granted under the Stock Option Plan), or a combination thereof. The terms of such issuance shall be determined in consultation with the Company's independent accountants. The parties hereto agree that the CFO shall be a holder of Management Shares for purposes hereof and a holder of Management Registrable Securities for purposes of the Registration Agreement, so long as the CFO enters into this Agreement and the Registration Agreement and agrees to be bound by the terms hereof and thereof. The parties agree to execute and deliver amendments to this Agreement and the Registration Agreement in order to effectuate the foregoing.

                        vi.               Legends.  Each certificate evidencing
                                    Stockholder Shares, each certificate issued in exchange for or upon the transfer or exercise of any Stockholder Share (unless such Stockholder Shares have been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or
                                    (ii) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force under the Securities Act)) and each Warrant and replacement thereof shall be stamped or otherwise imprinted with legends in substantially the following forms:

            (a) "The securities represented by this certificate are subject to certain transfer and voting restrictions pursuant to a Stockholders Agreement dated as of June __, 1994, among the issuer of such securities (the "Company") and certain holders of the Company's securities. A copy of such Stockholders Agreement will be furnished without charge by the Company to the holder hereof upon written request."

            (b) "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable state securities laws or there is presented to the Company an opinion of counsel satisfactory to the Company to the effect that such registration is not necessary."

The Company shall imprint such legend on certificates evidencing Stockholder Shares outstanding prior to the date hereof. The Company will deliver new certificates with respect to certificates evidencing any Stockholder Shares or Warrants which, pursuant to this Section 6, are no longer required to bear such legend.

            vii.              Definitions.

            "Additional Capital Contribution" means any additional capital contribution required of any Stockholder pursuant to and in accordance with Sections 1 and 2 of the Purchase Agreement.

            "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise and, in the case of a Stockholder which is a partnership, any partner of the Stockholder.

            "Articles of Incorporation" means the Company's certificate of incorporation in effect at the time as of which any determination is being made.

            "Bain Shares" means (i) any Class A Common acquired by the Bain Group pursuant to the Purchase Agreement and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Bain Shares, such shares will cease to be Bain Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Bain/GECC Shares" means the Bain Shares and the GECC Shares.

            "Board" means the board of directors of the Company.

            "Busse Shares" mean (i) any shares of Class A Common owned by the Keith E. Busse on the date hereof, and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Busse Shares, such shares will cease to be Busse Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Family Group" means a stockholder's spouse and descendants (whether or not adopted) and any trust solely for the benefit of the Stockholder and/or the Stockholder's spouse and/or descendants.

            "GECC Shares" means (i) any Class A Common acquired by GECC pursuant to the Purchase Agreement and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting GECC Shares, such shares will cease to be GECC Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Heavy Metal/Keylock Shares" means the Heavy Metal Shares and the Keylock Shares.

            "Heavy Metal Shares" means (i) any Class A Common owned by Heavy Metal on the date hereof, (ii) any shares of Class A Common acquired by Heavy Metal pursuant to the Purchase Agreement, and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) and (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Heavy Metal Shares, such shares will cease to be Heavy Metal Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or
(y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Independent Third Party" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Class A Common on a fully-diluted basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner, and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other person.

            "Investment" as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

            "Keylock Shares" means (i) any Class A Common owned by the Keylock Group on the date hereof, (ii) any Class A Common acquired by the Keylock Group pursuant to the Purchase Agreement and (iii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Keylock Shares, such shares will cease to be Keylock Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Low Cost Shares" means (i) any Class A Common acquired by Low Cost pursuant to the Purchase Agreement and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Low Cost Shares, such shares will cease to be Low Cost Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering the, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Management Shares" mean (i) any shares of Class A Common owned by the Management Group on the date hereof (including, without limitation, Busse Shares, Millett Shares and Teets Shares) or issued to the CFO as referenced in
Section 5 hereof and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Management Shares, such shares will cease to be Management Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Millett Shares" mean (i) any shares of Class A Common owned by the Mark D. Millett on the date hereof, and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Millett Shares, such shares will cease to be Millett Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Operating Company" means Steel Dynamics, Inc., an Indiana corporation.

            "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Public Float" means the date upon which common stock of the Company representing at least 25% of the outstanding common stock of the Company has been sold pursuant to effective registration statements under the Securities Act.

            "Public Offering" means any sale of common stock of the Company pursuant to an offering registered under the Securities Act.

            "Public Sale" means any sale of Stockholder Shares in a Public Offering or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

            "Project" means the Company's approximately 1.1 million ton thin slab cast mini-mill in Butler, Indiana.

            "Qualified Holder" means any holder of Stockholder Shares representing 5% or more of the outstanding Stockholder Shares; provided, that
(i) the Whitney Group shall be deemed to be a "Qualified Holder" for purposes of Section 5(a) hereof so long as such group in the aggregate continues to hold at least 50% of the Class A Common acquired collectively by the Whitney Group pursuant to the Purchase Agreement and (ii) the Whitney Group shall be deemed to be a "Qualified Holder" for purposes of Section 5(b) so long as J. H. Whitney & Co., the Whitney 1990 Equity Fund, L.P., Whitney Subordinated Debt Fund, L.P. and Affiliates thereof continue to own at least 2% of the outstanding Class A Common of the Company on a fully diluted basis.

            "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Board (whether by merger, consolidation, sale, transfer or exchange of the Company's capital stock), (ii) at least 50% of the Company's issued and outstanding Class A Common (whether by merger, consolidation, sale, transfer or exchange of the Company's capital stock) or (iii) all or substantially all of the Company's assets determined on a consolidated basis.

            "Sales Subsidiary" means Steel Dynamics Sales Corp., Inc., an Indiana corporation.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            "Senior Manager" means an officer of the Company at a level of Vice President or above.

            "Stockholder Shares" means all or any of the Bain Shares, the GECC Shares, the Keylock Shares, the Heavy Metal Shares, the Whitney Shares, the Management Shares, the Low Cost Shares and the Warrant Shares.

            "Subsidiary" means the Operating Company and any other corporation of which the securities having a majority of the ordinary voting power in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

            "Teets Shares" mean (i) any shares of Class A Common owned by the Richard P. Teets, Jr. on the date hereof, and (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Teets Shares, such shares will cease to be Teets Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Warrant Holder" means a holder of Warrants.

            "Warrant Shares" mean (i) any shares of Class A Common or Class B Common issued or issuable pursuant to Warrants and, (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common or Class B Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Warrant Shares, such shares will cease to be Warrant Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

            "Whitney Shares" mean (i) any shares of Class A Common acquired by the Whitney Group pursuant to the Purchase Agreement and, (ii) any equity securities issued or issuable directly or indirectly with respect to the Class A Common referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Whitney Shares, such shares will cease to be Whitney Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

                        viii.             Transfer in Violation of
                                    Agreement.  Any Transfer or attempted
                                    Transfer of any Stockholder Shares or
                                    Warrants in violation of any
                                    provision of this Agreement shall be
                                    void, and the Company shall not
                                    record such Transfer on its books or
                                    treat any purported transferee of
                                    such Class A Common or Warrant as the
                                    owner of such shares for any purpose.

                        ix.               Additional Restriction.
                                    Notwithstanding any provision in this
                                    Agreement to the contrary, no holder of
                                    Stockholder Shares shall take or omit to take any action (including, without limitation, the Transfer of any Stockholder Shares) if such action or omission would constitute or result in or with the passage of time or notice or both would constitute or result in, a violation of or an event of default under the Bank Agreement or Subordinated Loan Agreement (each as defined in the Purchase Agreement) as in effect on the date hereof and as may be hereafter amended to the extent such amendment does not effect the provisions thereof relating to such violation or event of default with respect to such holder; provided, that the Company shall use its reasonable best efforts to obtain a waiver of any proposed transfer which, if consummated, would result in any such violation or event of default. This
                                    Section 9 shall survive the expiration or earlier termination of this Agreement.

                        x.                Amendment and Waiver.  Except as
                                    otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least a majority of the then outstanding Bain Shares, the holders of at least a majority of the then outstanding GECC Shares, the holders of a majority of the then outstanding Keylock Shares, the holders of a majority of the then outstanding Heavy Metal Shares, the holders of a majority of the outstanding Whitney Shares and the holders of a majority of the then outstanding Management Shares, respectively; provided, however, that in the event that such amendment or waiver would treat a holder or group of holders of Stockholder Shares in a manner different from any other holders of Stockholder Shares, then such amendment or waiver shall require the consent of such holder or the holders of a majority of the Stockholder Shares of such group adversely treated.
                                    The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                        xi.               Severability.  Whenever possible,
                                    each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                        xii.              Entire Agreement.  Except as
                                    otherwise expressly set forth herein, this Agreement and any other agreement or instrument executed in connection herewith or expressly referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                        xiii.             Successors and Assigns.  Except
                                    as otherwise provided herein, this
                                    Agreement shall bind and inure to the
                                    benefit of and be enforceable by the
                                    Company and its successors and
                                    assigns and the Stockholders and any
                                    subsequent holders of Stockholder
                                    Shares or Warrants and the respective
                                    successors and assigns of each of
                                    them, so long as they hold
                                    Stockholder Shares or Warrants and
                                    have executed a counterpart of this
                                    Agreement and have agreed to be bound
                                    hereby.

                        xiv.              Counterparts.  This Agreement may be
                                    executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                        xv.               Remedies.  The parties hereto agree
                                    and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder shall have the right to the remedies of specific performance and injunctive relief, in addition to all of his or its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

                        xvi.              Notices.  Any notice provided for in
                                    his Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below with a copy to the Company's counsel as set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Stockholder Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

                                    Steel Dynamics Holdings, Inc.
                                    2780 Waterfront Parkway
                                    Indianapolis, IN 46214
                                    Attention:  President

                                    The Company's Counsel Address is:

                                    Albert T. Adams
                                    Baker & Hostetler
                                    1900 East 9th Street
                                    3200 National City Center
                                    Cleveland, Ohio 44114

                        xvii.             Governing Law.  All issues concerning
                                    the relative rights of the Company and its shareholders shall be governed by and construed in accordance with the laws of the State of Indiana. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Indiana or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Indiana.

                        xviii.            Descriptive Headings.  The
                                    descriptive headings of this
                                    Agreement are inserted for
                                    convenience only and do not
                                    constitute a part of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement the day and year first above written.


                                       STEEL DYNAMICS HOLDINGS, INC.
                                         /s/ Keith E. Busse, President

                                       By:
                                          --------------------------------
                                         Name:
                                               ---------------------------
                                         Title:
                                               ---------------------------


                                       BAIN CAPITAL FUND IV, L.P.

                                       By:  Bain Capital Partners IV, L.P.
                                       Its: General Partner

                                         By:  Bain Capital Investors, Inc.
                                         Its: General Partner

                                            /s/ Paul B. Edgerley,
                                            A General Partner

                                         By:
                                            ------------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                 -------------------------


                                       BAIN CAPITAL FUND IV-B, L.P.

                                       By:  Bain Capital Partners IV, L.P.
                                       Its: General Partner

                                         By:  Bain Capital Investors, Inc.
                                         Its: General Partner

                                           /s/ Paul B. Edgerley,
                                           A General Partner

                                         By:
                                            ------------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                 -------------------------

                                       BCIP ASSOCIATES

                                            /s/ Paul B. Edgerley,
                                            A General Partner

                                       By:
                                          --------------------------------
                                                      , A General Partner
                                       ---------------

                                       BCIP TRUST ASSOCIATES, L.P.

                                           /s/ Paul B. Edgerley,
                                           A General Partner

                                       By:
                                          --------------------------------
                                                      , A General Partner
                                       ---------------



                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                           /s/ Molly S. Fergusson,
                                           Manager, Operations

                                       By:
                                          --------------------------------
                                         Name:
                                               ---------------------------
                                         Title:
                                               ---------------------------

                                       KEYLOCK INVESTMENTS LIMITED

                                           /s/ John M. Carey,
                                           Attorney-in-Fact

                                       By:
                                          --------------------------------



                                       MAZELINA ANSTALT c/o LIC. IUR.
                                       GERTRUDE BECK, LIECHTENSTEIN

                                           /s/ John M. Carey,
                                           Attorney-in-Fact

                                       By:
                                          --------------------------------


                                       HEAVY METAL L.C.

                                           /s/ Robin K. Kanner,
                                           Signatory Member

                                       By:
                                          --------------------------------


                                       LOW COST LIMITED PARTNERSHIP

                                       By:  SMS Investors, Inc., its
                                            general partner

                                            /s/ David L. Stickler, President

                                            By:
                                               -----------------------------

                                       KLANS ASSOCIATES

                                           /s/ James Learner

                                       By:
                                          ---------------------------------
                                          General Partner


                                       STEEL INK COMPANY

                                           /s/ Peter Brickfield

                                       By:
                                          ---------------------------------

                                           /s/ Keith E. Busse
                                       ------------------------------------
                                       KEITH E. BUSSE


                                           /s/ Richard P. Teets, Jr.
                                       ------------------------------------
                                       RICHARD P. TEETS, JR.


                                           /s/ Mark D. Millett
                                       ------------------------------------
                                       MARK D. MILLETT


                                       WHITNEY SUBORDINATED DEBT FUND,
                                       L.P.

                                           /s/ William Laverack, Jr.,
                                           A General Partner

                                       By:
                                          --------------------------------
                                                      , A General Partner
                                       ---------------

                                       SUMITOMO CORPORATION OF AMERICA

                                           /s/ Tsunehiro Ichiki,
                                           Senior Vice-President
                                           and General Manager

                                       By:
                                          --------------------------------
                                       Name:
                                             -----------------------------
                                       Title:
                                             -----------------------------


                                       THE LINCOLN NATIONAL LIFE INSURANCE
                                       COMPANY

                                       By:  Lincoln National Investment
                                            Management Company,
                                            its attorney-in-fact

                                            /s/ William Hall, Jr.,
                                            Vice-President

                                            By:
                                               ----------------------------

                                       LINCOLN NATIONAL INCOME FUND, INC.

                                       By:  Lincoln National Investment
                                            Management Company,
                                            its attorney-in-fact

                                            /s/ William Hall, Jr.

                                            By:
                                               ----------------------------


                                       SDI LIMITED PARTNERSHIP

                                       By:  SDI Investors, Inc.

                                            /s/ David L. Stickler, Secretary

                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------



                                       LDI, LTD., an Indiana limited
                                       partnership

                                       By: LDI Management, Inc.,
                                           an Indiana corporation,
                                           general partner

                                           /s/ Andre B. Lacy, President

                                           By:
                                              -----------------------------

                                   SCHEDULE I


                                   Bain Group


                            Bain Capital Fund IV, L.P.
                            Bain Capital Fund IV-B, L.P.
                            BCIP Associates, L.P.
                            BCIP Trust Associates, L.P.
                            KLANS Associates

                                  SCHEDULE II

                                 Whitney Group


                               J.H. Whitney & Co.
                         Whitney 1990 Equity Fund, L.P.

                                  SCHEDULE III


                                 Keylock Group


                          Keylock Investments Limited
                                Mazelina Anstalt

                                  SCHEDULE IV


                                 Subdebt Group


                      Whitney Subordinated Debt Fund, L.P.
                        Sumitomo Corporation of America
                      General Electric Capital Corporation
                  The Lincoln National Life Insurance Company
                       Lincoln National Income Fund, Inc.
                            SDI Limited Partnership
                                   LDI, Ltd.

                                   SCHEDULE V


                                Management Group


                                 Keith E. Busse
                                 Mark D. Millett
                                 Richard P. Teets, Jr.
                                 Steel Ink Company